EXHIBIT 99.1
News Release                                                            CONTACT:
                                                                        -------
                                                                 B. Grant Yarber
                                                         Chief Executive Officer
                                                           Phone: (919) 645-3494
FOR IMMEDIATE RELEASE                          Email: gyarber@capitalbank-nc.com



                 Increased Earnings for Capital Bank Corporation

RALEIGH, N.C. - July 20, 2005 - Capital Bank Corporation (Nasdaq: CBKN), the parent company of Capital Bank, today reported that its second quarter 2005 net income increased approximately 80% to $1,603,000 compared to $891,000 for the second quarter of 2004. Fully diluted earnings per share were $.23 for the second quarter of 2005 versus $.13 for the second quarter of 2004. For the six months ended June 30, 2005 and 2004, fully diluted earnings per share were $.46 and $.33, respectively.

"We are pleased with the profit results and asset growth for the second quarter of 2005. The earnings are a testament to our company-wide focus on maintaining a sound credit culture and core deposit growth," stated B. Grant Yarber, President and Chief Executive Officer. "By remaining committed to improving our deposit mix while engaging in high quality lending, our margin continues to increase. Meanwhile, continued overall improvement in the loan portfolio has resulted in lower reserve levels."

Net interest income increased by approximately $929,000 during the second quarter of 2005 compared to 2004. Net interest income totaled approximately $7,160,000 during the second quarter, representing a net interest margin of 3.55% on a tax equivalent basis. The Company's net interest margin, on a tax equivalent basis, remained relatively constant during the second quarter despite market pressures leading to margin compression. The Company continues to concentrate on increasing its margin through core deposit growth and competitive loan pricing.

The provision for loan losses for the quarter ended June 30, 2005 was $(156,000) compared to $297,000 for the second quarter of 2004. Annualized net charge-offs for the second quarter of 2005 were 0.09% of average loans compared to 0.06% and 0.06% for the first quarter of 2005 and second quarter of 2004, respectively. The allowance for loan losses as a percentage of total loans at June 30, 2005 was 1.55%. The provision for loan losses for the six months ended June 30, 2005 and June 30, 2004 were $(406,000) and $413,000, respectively.

The Company's non-interest income for the second quarter of 2005 increased slightly during the second quarter compared to the second quarter 2004. Non-interest income was $1,579,000 for the second quarter of 2005 compared to $1,544,000 in the second quarter of 2004. For the six months ended June 30, 2005, non-interest income was $2,919,000 compared to $3,145,000 for the first six months of 2004. Mortgage banking revenue for the second quarter of 2005 increased to its highest level since 2003.

Non-interest expense in the second quarter of 2005 was $6,489,000 compared to $6,150,000 in the first quarter of 2005. Increases were primarily attributable to additional personnel expense and severance payments.

Total deposits increased by $27.8 million during the second quarter reaching $690.0 million at June 30, 2005. Demand account balances increased $17.0 million while savings and money market accounts increased $15.0 million. Consistent with our effort to continue improvement in the net interest margin, certain time deposits maturing during the quarter were not retained as they matured. Total consolidated assets on June 30, 2005 were $917.4 million compared to $882.3 million at the end of 2004.

Loans outstanding during the quarter increased by $844,000 from March 31, 2005 balances. Loan demand continues to be strong, and loan balances are anticipated to rise during the second half of 2005. The Company continues to be well capitalized under regulatory capital guidelines.

Capital Bank Corporation, headquartered in Raleigh, N.C., with more than $915 million in total assets, offers a broad range of financial services. Capital Bank operates 21 banking offices in Raleigh (4), Sanford (3), Burlington (2), Asheville (3), Cary, Morrisville, Oxford, Wake Forest, Hickory, Greensboro, Graham, Pittsboro and Siler City. The Company's website is http://www.capitalbank-nc.com.

Information in this press release contains forward-looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation, the effects of future economic conditions, governmental fiscal and monetary policies, legislative and regulatory changes, the risks of changes in interest rates, and the effects of competition. Additional factors that could cause actual results to differ materially are discussed in Capital Bank Corporation's filings with the Securities and Exchange Commission, including without limitation its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. Capital Bank Corporation does not undertake a duty to update any forward-looking statements in this press release.


                                       ###

                                             Capital Bank Corporation
                                              Summary of Operations


                                                           Three Months   Three Months   Six Months     Six Months
                                                              Ended          Ended          Ended          Ended
(In thousands except per share data)                      June 30, 2005  June 30, 2004  June 30, 2005  June 30, 2004
                                                          -------------  -------------  -------------  -------------
Interest income                                              $ 12,248       $ 10,163      $ 23,704       $ 20,394
Interest expense                                                5,088          3,932         9,638          7,894
                                                             --------       --------      --------       --------
    Net interest income                                         7,160          6,231        14,066         12,500
Provision for loan losses                                        (156)           297          (406)           413
                                                             --------       --------      --------       --------
    Net interest income after provision for loan losses         7,316          5,934        14,472         12,087
Non-interest income                                             1,579          1,544         2,919          3,145
Non-interest expense                                            6,489          6,070        12,639         11,707
                                                             --------       --------      --------       --------
    Income before taxes                                         2,406          1,408         4,752          3,525
Income tax expense                                                803            517         1,594          1,254
                                                             --------       --------      --------       --------
    Net income                                               $  1,603       $    891      $  3,158       $  2,271
                                                             ========       ========      ========       ========

Income per share - basic                                     $   0.24       $   0.13      $   0.47       $   0.34
                                                             ========       ========      ========       ========
Income per share - fully diluted                             $   0.23       $   0.13      $   0.46       $   0.33
                                                             ========       ========      ========       ========
Weighted average shares outstanding:
Basic                                                           6,731          6,709         6,743          6,699
Fully diluted                                                   6,871          6,883         6,906          6,885


                                          End of Period Balances

                                                     2005                             2004
                                             ---------------------    -----------------------------------
(In thousands except per share data)         June 30      March 31    December 31  September 30  June 30
                                             --------     --------    -----------  ------------  --------
Total Assets                                 $917,392     $887,312     $882,294     $875,713     $885,754
Investment securities                         161,822      159,966      160,580      154,694      150,340
Loans (gross) *                               648,765      647,922      654,867      657,359      657,537
Allowance for loan losses                      10,075       10,372       10,721       11,322       11,417
Total earning assets                          840,607      812,868      816,422      815,053      816,465
Deposits                                      689,997      662,178      654,976      647,037      671,796
Shareholders' equity                           79,499       76,965       77,738       76,370       72,615

Book value per share                            12.00        11.72        11.76        11.58        11.03
Tangible book value per share                   10.04         9.74         9.78         9.59         8.84

                                              Average Balances

                                                     2005                             2004
                                             ---------------------    -----------------------------------
(In thousands)                               June 30      March 31    December 31  September 30  June 30
                                             --------     --------    -----------  ------------  --------
Total assets                                  897,178      879,912      883,483      884,853      878,083
Investments (at amortized cost)               160,955      157,963      156,018      152,648      154,244
Loans (gross) *                               648,269      652,429      658,518      660,628      652,074
Total earning assets                          826,361      812,963      819,867      823,299      818,849
Deposits                                      671,307      647,787      651,301      669,321      666,862
Shareholders' equity                           78,706       78,476       78,468       74,444       74,301


* Includes loans held for sale.

                                         Capital Bank Corporation
                                            Quarterly Results

                                                     2005                              2004
                                            ----------------------     -----------------------------------
(In thousands except per share data)        June 30       March 31     December 31  September 30  June 30
                                            --------      --------     -----------  ------------  --------
Interest income                             $ 12,248      $ 11,456      $ 11,201     $ 10,796     $ 10,163
Interest expense                               5,088         4,550         4,256        4,107        3,932
                                            --------      --------      --------     --------     --------
    Net interest income                        7,160         6,906         6,945        6,689        6,231
Provision for loan losses                       (156)         (250)          357          268          297
                                            --------      --------      --------     --------     --------
    Net interest income after provision        7,316         7,156         6,588        6,421        5,934
Non-interest income                            1,579         1,340         1,480        2,280        1,544
Non-interest expense                           6,489         6,150         5,938        6,179        6,070
                                            --------      --------      --------     --------     --------
    Income before taxes                        2,406         2,346         2,130        2,522        1,408
Income tax expense                               803           791           740          872          517
                                            --------      --------      --------     --------     --------
    Net income                              $  1,603      $  1,555      $  1,390     $  1,650     $    891
                                            ========      ========      ========     ========     ========

Income per share - basic                    $   0.24      $   0.23      $   0.21     $   0.25     $   0.13
                                            ========      ========      ========     ========     ========
Income per share - fully diluted            $   0.23      $   0.22      $   0.20     $   0.24     $   0.13
                                            ========      ========      ========     ========     ========
Weighted average shares outstanding:
    Basic                                      6,731         6,755         6,729        6,720        6,709
    Fully diluted                              6,871         6,942         6,886        6,883        6,883


                                  Quarterly Net Interest Margin *

                                                      2005                            2004
                                              --------------------    -----------------------------------
                                              June 30     March 31    December 31  September 30   June 30
                                              -------     --------    -----------  ------------   -------
Yield on earning assets                        6.02%        5.80%        5.51%        5.30%        5.07%
Cost of interest bearing liabilities           2.76%        2.53%        2.31%        2.21%        2.15%
Net interest spread                            3.26%        3.27%        3.20%        3.09%        2.92%
Free funds benefit                             0.29%        0.26%        0.25%        0.22%        0.22%
Net interest margin                            3.55%        3.53%        3.45%        3.31%        3.14%


* Annualized and on a fully taxable equivalent basis

                                       Nonperforming Assets

                                          2005                            2004
                                  ---------------------   -----------------------------------
(In thousands)                    June 30      March 31   December 31  September 30   June 30
                                  -------      --------   -----------  ------------   -------
Commercial and
  commercial real estate          $ 6,094      $ 5,797      $ 3,964      $ 4,401      $ 3,740
Consumer                              218          195          312          151          247
Equity lines                          427          323          415          363          314
Construction                        1,674        2,374        1,622        1,314          580
Mortgage                            2,014        1,880        1,898        2,034        1,837
                                  -------      -------      -------      -------      -------
  Total nonperforming loans        10,427       10,569        8,211        8,263        6,718
Other real estate owned             1,508          431          418          825          412
                                  -------      -------      -------      -------      -------
  Total nonperforming assets      $11,935      $11,000      $ 8,629      $ 9,088      $ 7,130
                                  =======      =======      =======      =======      =======

Nonperforming assets include loans that are 90 days or more past due or in nonaccrual status and other real estate owned

                                                        Key Ratios

                                                      2005                                   2004
                                             -----------------------       ----------------------------------------
(Dollars in thousands)                       June 30        March 31       December 31    September 30      June 30
                                             -------        --------       -----------    ------------      -------
Past due loans                                9,576          14,623          11,609          12,505          11,809
Past due loans as a percent of
    total loans                               1.48%           2.24%           1.76%           1.89%           1.81%

Net charge-offs                                 138              99             647             363             101
Net charge-offs as a percent of
    average loans (annualized)                0.09%           0.06%           0.39%           0.22%           0.06%
Allowance for loan losses as a
    percent of total loans **                 1.55%           1.60%           1.64%           1.72%           1.74%
Nonperforming assets as a percent of
    total assets                              1.30%           1.24%           0.98%           1.04%           0.80%
Allowance for loan losses as a
percent of nonperforming loans **               97%             98%            131%            137%            170%


** Effective December 31, 2004, the reserve for off balance sheet credit risk was reclassified from the allowance for loan losses to other liabilities. Prior period balances and ratios involving the allowance for loan losses have not been restated. The reserve reclassified was $311,000 at that time.

CAPITAL BANK CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
June 30, 2005 and December 31, 2004

                                                               June 30,   December 31,
ASSETS                                                           2005         2004       Changes     % Change
--------------------------------------------------------------------------------------  ---------    ----------
                                           (In thousands)          (Unaudited)
Cash and due from banks:
      Interest-earning                                        $   7,982    $     971    $   7,011          722%
      Non-interest-earning                                       24,209       22,036        2,173           10%
Federal funds sold and short term investments                    22,038            4       22,034           NM
Investment securities - available for sale, at fair value       147,640      147,244          396            0%
Investment securities - held to maturity, at amortized cost      14,182       13,336          846            6%
Loans-net of unearned income and deferred fees                  648,765      654,867       (6,102)         -1%
Allowance for loan losses                                       (10,075)     (10,721)         646          -6%
                                                              ---------    ---------    ---------    ---------
         Net loans                                              638,690      644,146       (5,456)         -1%
                                                              ---------    ---------    ---------    ---------
Premises and equipment, net                                      16,179       15,608          571            4%
Bank owned life insurance                                        19,280       13,500        5,780           43%
Deposit premium and goodwill, net                                12,958       13,065         (107)         -1%
Deferred tax assets                                               6,131        5,985          146            2%
Other assets                                                      8,103        6,399        1,704           27%
                                                              ---------    ---------    ---------    ---------

            Total assets                                      $ 917,392    $ 882,294    $  35,098            4%
                                                              =========    =========    =========    =========

LIABILITIES
Deposits:
      Demand, non-interest bearing                            $  81,778    $  65,673    $  16,105           25%
      Savings, money market accounts and interest checking      217,627      193,435       24,192           13%
      Time deposits                                             390,592      395,868       (5,276)         -1%
                                                              ---------    ---------    ---------    ---------
         Total deposits                                         689,997      654,976       35,021            5%
                                                              ---------    ---------    ---------    ---------
Repurchase agreements and federal funds purchased                15,326       16,755       (1,429)         -9%
Borrowings                                                      101,203      102,320       (1,117)         -1%
Subordinated debentures                                          20,620       20,620           --            0%
Other liabilities                                                10,747        9,885          862            9%
                                                              ---------    ---------    ---------    ---------
            Total liabilities                                   837,893      804,556       33,337            4%
                                                              ---------    ---------    ---------    ---------

STOCKHOLDERS' EQUITY
Common stock, no par value; 20,000,000 shares authorized;
      6,625,870 and 6,612,787 issued and outstanding as of
      2005 and 2004, respectively                                68,184       68,341         (157)           0%
Retained earnings                                                11,458        9,092        2,366           26%
Accumulated other comprehensive income                             (143)         305         (448)       -147%
                                                              ---------    ---------    ---------    ---------
            Total stockholders' equity                           79,499       77,738        1,761            2%
                                                              ---------    ---------    ---------    ---------
            Total liabilities and stockholders' equity        $ 917,392    $ 882,294    $  35,098            4%
                                                              =========    =========    =========    =========

CAPITAL BANK CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Six Months Ended June 30, 2005 and 2004


                                                                   2005          2004         Changes        % Change
-----------------------------------------------------------------------------------------   -----------    ------------
  (In thousands except per share and share amounts)                    (Unaudited)
Interest income:
      Loans and loan fees                                      $    20,147    $    17,043   $     3,104             18%
      Investment securities                                          3,424          3,270           154              5%
      Federal funds and other interest income                          133             81            52             64%
                                                               -----------    -----------   -----------    -----------
         Total interest income                                      23,704         20,394         3,310             16%
                                                               -----------    -----------   -----------    -----------

Interest expense:
      Deposits                                                       6,858          5,775         1,083             19%
      Borrowings and repurchase agreements                           2,780          2,119           661             31%
                                                               -----------    -----------   -----------    -----------
         Total interest expense                                      9,638          7,894         1,744             22%
                                                               -----------    -----------   -----------    -----------
         Net interest income                                        14,066         12,500         1,566             13%
      Provision for loan losses                                       (406)           413          (819)         -198%
                                                               -----------    -----------   -----------    -----------
         Net interest income after provision for loan losses        14,472         12,087         2,385             20%
                                                               -----------    -----------   -----------    -----------

Noninterest income:
      Deposit service charges and other fees                         1,371          1,495          (124)           -8%
      Mortgage banking revenues                                        658            702           (44)           -6%
      Net gain on sale of securities                                     7             13            (6)          -46%
      Other noninterest income                                         883            935           (52)           -6%
                                                               -----------    -----------   -----------    -----------
         Total noninterest income                                    2,919          3,145          (226)           -7%
                                                               -----------    -----------   -----------    -----------

Noninterest expenses:
      Salaries and employee benefits                                 6,628          5,903           725             12%
      Occupancy                                                      1,240          1,154            86              7%
      Furniture and equipment                                          737            839          (102)          -12%
      Data processing                                                  629            623             6              1%
      Advertising                                                      379            424           (45)          -11%
      Amortization of deposit premiums                                 107            126           (19)          -15%
      Professional fees                                                532            405           127             31%
      Telecommunications                                               283            239            44             18%
      Other expenses                                                 2,104          1,994           110              6%
                                                               -----------    -----------   -----------    -----------
         Total noninterest expenses                                 12,639         11,707           932              8%
                                                               -----------    -----------   -----------    -----------
            Net income before tax expense                            4,752          3,525         1,227             35%
      Income tax expense                                             1,594          1,254           340             27%
                                                               -----------    -----------   -----------    -----------
            Net income                                         $     3,158    $     2,271   $       887             39%
                                                               ===========    ===========   ===========    ===========

Earnings per share - basic                                     $      0.47    $      0.34   $      0.13             38%
                                                               ===========    ===========   ===========    ===========
Earnings per share - diluted                                   $      0.46    $      0.33   $      0.13             39%
                                                               ===========    ===========   ===========    ===========

Weighted Average Shares:
Basic                                                            6,742,712      6,698,844        43,868              1%
                                                               ===========    ===========   ===========    ===========
Fully Diluted                                                    6,906,233      6,884,862        21,371              0%
                                                               ===========    ===========   ===========    ===========

CAPITAL BANK CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Three Months Ended June 30, 2005 and 2004

                                                                     2005             2004          Changes          % Change
---------------------------------------------------------------------------------------------     -----------      ------------
           (In thousands except per share and share amounts)             (Unaudited)
Interest income:
      Loans and loan fees                                        $    10,405      $     8,572     $     1,833               21%
      Investment securities                                            1,727            1,552             175               11%
      Federal funds and other interest income                            116               39              77              197%
                                                                 -----------      -----------     -----------      -----------
         Total interest income                                        12,248           10,163           2,085               21%
                                                                 -----------      -----------     -----------      -----------

Interest expense:
      Deposits                                                         3,676            2,913             763               26%
      Borrowings and repurchase agreements                             1,412            1,019             393               39%
                                                                 -----------      -----------     -----------      -----------
         Total interest expense                                        5,088            3,932           1,156               29%
                                                                 -----------      -----------     -----------      -----------
         Net interest income                                           7,160            6,231             929               15%
      Provision for loan losses                                         (156)             297            (453)           -153%
                                                                 -----------      -----------     -----------      -----------
         Net interest income after provision for loan losses           7,316            5,934           1,382               23%
                                                                 -----------      -----------     -----------      -----------

Noninterest income:
      Service charges and other fees                                     714              768             (54)             -7%
      Mortgage banking revenues                                          386              365              21                6%
      Net gain on sale of securities                                       1               --               1              n/a
      Other noninterest income                                           478              411              67               16%
                                                                 -----------      -----------     -----------      -----------
         Total noninterest income                                      1,579            1,544              35                2%
                                                                 -----------      -----------     -----------      -----------

Noninterest expenses:
      Salaries and employee benefits                                   3,479            3,061             418               14%
      Occupancy                                                          626              582              44                8%
      Furniture and equipment                                            370              474            (104)            -22%
      Data processing                                                    318              301              17                6%
      Advertising                                                        163              222             (59)            -27%
      Amortization of deposit premiums                                    53               61              (8)            -13%
      Professional fees                                                  210              139              71               51%
      Telecommunications                                                 143              198             (55)            -28%
      Other expenses                                                   1,127            1,032              95                9%
                                                                 -----------      -----------     -----------      -----------
         Total noninterest expenses                                    6,489            6,070             419                7%
                                                                 -----------      -----------     -----------      -----------
            Net income before tax expense                              2,406            1,408             998               71%
      Income tax expense                                                 803              517             286               55%
                                                                 -----------      -----------     -----------      -----------

            Net income                                           $     1,603      $       891     $       712               80%
                                                                 ===========      ===========     ===========      ===========

Earnings per share - basic                                       $      0.24      $      0.13     $      0.11               85%
                                                                 ===========      ===========     ===========      ===========
Earnings per share - diluted                                     $      0.23      $      0.13     $      0.10               77%
                                                                 ===========      ===========     ===========      ===========

Weighted Average Shares Used for EPS
Basic                                                              6,730,979        6,708,742          22,237                0%
                                                                 ===========      ===========     ===========      ===========
Fully Diluted                                                      6,870,821        6,883,157         (12,336)               0%
                                                                 ===========      ===========     ===========      ===========
